SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 17, 2012

Corgenix Medical Corporation

(Exact Name of registrant as specified in its charter)

Nevada	000-24541	93-1223466
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11575 Main Street

Suite 400

Broomfield, Colorado 80020

(Address, including zip code, of principal executive offices)

(303) 457-4345

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of the shareholders of Corgenix Medical Corporation (the “Company”) held on January 17, 2012 (the “Annual Meeting of Shareholders”), the Company’s shareholders approved the Corgenix Medical Corporation 2011 Incentive Compensation Plan (the “2011 Incentive Plan”) and the Corgenix Medical Corporation Third Amended and Restated Employee Stock Purchase Plan (the “Employee Stock Purchase Plan,” together with the 2011 Incentive Plan, the “Plans”).  The Plans had been previously approved, subject to shareholder approval, by the Board of Directors of the Company.

A description of the material terms of the 2011 Incentive Plan is set forth under the heading “Proposal 3 — Approval of the 2011 Incentive Compensation Plan” in the Company’s proxy statement filed with the Securities and Exchange Commission on December 5, 2011, which description is hereby incorporated by reference into this Item 5.02(e). In addition, a copy of the 2011 Incentive Plan was filed with the Company’s Schedule 14A on December 5, 2011, as Appendix A, and is incorporated herein by reference, and the summary is qualified in its entirety by reference to the terms and provisions of the 2011 Incentive Plan.

A description of the material terms of the Employee Stock Purchase Plan is set forth under the heading “Proposal 4 — Approval of the Third Amended and Restated Employee Stock Purchase Plan” in the Company’s proxy statement filed with the Securities and Exchange Commission on December 5, 2011, which description is hereby incorporated by reference into this Item 5.02(e). In addition, a copy of the Employee Stock Purchase Plan was filed with the Company’s Schedule 14A on December 5, 2011, as Appendix B, and is incorporated herein by reference, and the summary is qualified in its entirety by reference to the terms and provisions of the Employee Stock Purchase Plan.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On January 17, 2012, the Company held its Annual Meeting of Shareholders, where the shareholders were asked to vote on the matters set forth below:

1.               Proposal to elect seven directors to serve under the next annual meeting of shareholders and until their successors have been duly elected and qualified.  Proxies were solicited by management in favor of the director nominees, with no solicitation in opposition to management’s nominees.  The director nominees were elected to serve for a period of one year until the Company’s next Annual Meeting of Shareholders.  The number of votes cast for, against, or withheld, as well as the number of broker non-votes, for each nominee was as follows:

Nominee	Total Shares Voted	Votes Cast For	Votes Withheld	Broker Non-Votes
Dr. Luis R. Lopez	39,674,317	23,696,805	370,142	15,607,370
Douglass T. Simpson	39,674,317	23,556,755	510,192	15,607,370
Robert Tutag	39,674,317	23,698,119	368,828	15,607,370
Bruce A. Huebner	39,674,317	23,757,907	309,040	15,607,370
David Ludvigson	39,674,317	23,758,319	308,628	15,607,370
Dennis Walczewski	39,674,317	23,617,457	449,490	15,607,370
Stephen P. Gouze	39,674,317	23,757,907	309,040	15,607,370

2.               Proposal to ratify the appointment of Hein & Associates LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2012.  The number of votes cast for, against, or abstained were as follows:

For	Against	Abstain
39,435,266	226,802	12,249

3.               Proposal to approve the Corgenix Medical Corporation 2011 Incentive Compensation Plan.  The number of votes cast for, against, or abstained were as follows:

For	Against	Abstain
23,398,377	655,746	12,824

4.               Proposal to approve the Corgenix Medical Corporation Third Amended and Restated Employee Stock Purchase Plan.  The number of votes cast for, against, or abstained were as follows:

For	Against	Abstain
23,428,381	634,274	4,292

Item 7.01.  Regulation FD Disclosure.

At the Annual Meeting of Shareholders on January 17, 2012, the Company’s President and Chief Executive Officer and Chief Financial Officer presented materials to shareholders which are filed as Exhibit 99.1 hereto and incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

10.1	2011 Incentive Compensation Plan, filed with the Company’s Schedule 14A on December 5, 2011, as Appendix A.

10.2	Third Amended and Restated Employee Stock Purchase Plan, filed with the Company’s Schedule 14A on December 5, 2011, as Appendix B.

99.1	Shareholder presentation material of the President and Chief Executive Officer and the Chief Financial Officer of the Company used at the Annual Meeting of Shareholders on January 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2012	CORGENIX MEDICAL CORPORATION

	By:	s/Douglass T. Simpson
Douglass T. Simpson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	2011 Incentive Compensation Plan, filed with the Company’s Schedule 14A on December 5, 2011, as Appendix A.

10.2	Third Amended and Restated Employee Stock Purchase Plan, filed with the Company’s Schedule 14A on December 5, 2011, as Appendix B.

99.1	Shareholder presentation material of the President and Chief Executive Officer and the Chief Financial Officer of the Company used at the Annual Meeting of Shareholders on January 17, 2012.